UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): March 22, 2005

                         Analex Corporation

       (Exact name of registrant as specified in its charter)


        Delaware                 0-5404              71-0869563

    (State or other         (Commission File       (IRS Employer
    jurisdiction of              Number)        Identification No.)
     incorporation)


          5904 Richmond Highway, Suite 300, Alexandria, VA 22303
        (Address of principal             (Zip Code)
          executive offices)


                           (703) 329-9400

        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

     On March 22, 2005, Analex Corporation (the "Company" or "Analex") issued a press release announcing that it had entered into a non-binding letter of intent to acquire ComGlobal Systems, Incorporated, a software engineering and information technology firm primarily providing services to federal government agencies and organizations. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit
99.1 to this Form 8-K report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit   Exhibit
No.

 99.1 Press Release dated March 22, 2005 announcing the letter of intent between Analex Corporation and ComGlobal Systems, Incorporated.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  March 22, 2005                By: /s/ Ronald B. Alexander
                                         Ronald B. Alexander
                                         Senior Vice President
                                           and Chief Financial
                                           Officer